MERRILL LYNCH ARKANSAS MUNICIPAL BOND FUND OF MERRILL LYNCH
                      MULTI-STATE MUNICIPAL SERIES TRUST

     Supplement dated March 29, 2001 to Prospectus dated November 13, 2000

     On March 13, 2001, the Board of Trustees of Merrill Lynch Arkansas Municipal Bond Fund (the "Fund"), a series of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"), approved an Agreement and Plan of Reorganization between the Trust and Merrill Lynch Municipal Bond Fund, Inc. ("Municipal Bond Fund"), whereby the National Portfolio (the "National Portfolio"), a series of Municipal Bond Fund, will acquire substantially all of the assets and will assume substantially all of the liabilities of the Fund and will simultaneously distribute to the Fund newly-issued shares of common stock of the National Portfolio. Such shares will then be distributed on a proportionate basis to the shareholders of the Fund in liquidation of the Fund. After the completion of these transactions, the Fund will be terminated as a series of the Trust in accordance with the Declaration of Trust of the Trust and the laws of the Commonwealth of Massachusetts (the "Reorganization").

     The investment objectives of the Fund and the National Portfolio are similar; however, they differ with respect to the tax-exempt nature of the income paid to shareholders. The investment objective of the Fund is to provide shareholders with income exempt from Federal income taxes and applicable state and local taxes. The investment objective of the National Portfolio is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with its investment policies.

     The Reorganization is conditioned upon, among other things, the approval of the Fund's shareholders. A special meeting of the shareholders of the Fund to consider the Reorganization has been called for May 29, 2001. The record date for determining the shareholders entitled to receive notice of and to vote at the special meeting is April 2, 2001. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the second calendar quarter of 2001.

     If the Reorganization takes place, Fund shareholders will be entitled to receive the same class of shares of the National Portfolio (i.e., Class A, Class B, Class C or Class D) as such shareholder owned of the Fund immediately prior to the Reorganization. The account maintenance fees for Class D shares of the National Portfolio are higher than the account maintenance fees for Class D shares of the Fund, and the distribution fees for Class B and Class C shares of the National Portfolio are higher than the distribution fees for Class B and C shares of the Fund. However, the lower total operating expenses of the National Portfolio after the Reorganization are expected to offset such higher fees.

Code #18321-11-00